SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2011

Palomar Medical Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdic- tion of incorporation)	1-11177 (Commission File Number)	04-3128178 (IRS Employer Identification Number)

15 Network Drive, Burlington, Massachusetts 01803 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code (781) 993-2300

Item 8.01.    Other Events.

On April 26, 2011, we announced a ruling in a patent infringement lawsuit we have against Candela Corporation (acquired by Syneron in 2010) in the United States District Court for the District of Massachusetts. A copy of the press release announcing the decision is set forth as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Number	Title
99.1	Press Release dated April 26, 2011.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALOMAR MEDICAL TECHNOLOGIES, INC.

By: /s/ Joseph P. Caruso
Chief Executive Officer and President

Date: April 27, 2011

EXHIBIT INDEX

Number	Title
99.1	Press Release dated April 26, 2011.